Exhibit 10.1

CORNERSTONE BANCSHARES, INC.

SUMMARY OF OFFERING

$3.75 - $3.85 per Share

We are offering up to $15,000,000 of our common stock at $3.75 - $3.85 per share (the “Shares”). Subscribers are subscribing for a specific dollar amount of Shares within the above mentioned range, and the final price per Share and number of Shares will be determined upon the closing of the offering. Proceeds of the offering will be escrowed pending the satisfaction of all conditions to the completion of the merger with SmartFinancial, Inc., and escrow will be broken only if all such conditions have been met, including but not limited to, shareholder approval and regulatory approval of the merger. We must raise capital to increase our capital levels to obtain regulatory approval for the merger and to provide us with the ability to redeem our Series A preferred stock immediately prior to closing of the merger. Certain of our directors and executive officers have expressed interest, and will likely invest in this offering, but specific amounts to be invested have not yet been determined.

Important disclosures about us, the merger and other matters is contained in our registration statement on Form S-4 (Registration Number 333-203449) (the “Merger Registration Statement”), which you should read carefully and can be found on the Securities and Exchange Commission’s website at sec.gov in the company filings section.

In addition, there are significant risks associated with an investment in this offering. Among them is the risk that you might not be able to sell the Shares when or at a price you desire. The Shares may not be resold in the absence of an effective registration statement under the Securities Act of 1933, as amended, and any applicable state securities laws, or an opinion of counsel acceptable to us that such registration is not required. Although we will use our best efforts to cause a registration statement for the resale of the Shares to become effective within 90 days of the completion of the merger, we may be unable to do so. Furthermore, even if a registration statement is effective, certain developments described in the Registration Rights Agreement (attached as Appendix B to the Subscription Agreement) would prohibit resales at certain times. Historically, there has not been an active trading market for our common stock, which is not currently listed on any securities exchange. Although we intend to attempt to list our common stock on the Nasdaq Capital Market after the merger, we may not be able to do so, and even if the listing is completed, an active trading market for our common stock might not develop. Additional significant risk factors and considerations affecting forward-looking statements are contained in the Merger Registration Statement.

Subscription Agreement

cornerstone bancshares, inc.

THE SECURITIES SUBJECT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN. THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK.

Cornerstone Bancshares, Inc.

835 Georgia Avenue

Chattanooga, Tennessee 37402

Ladies and Gentlemen:

The undersigned understands that Cornerstone Bancshares, Inc., a corporation organized under the laws of the State of Tennessee (the “Company”), is offering shares of the Company’s Common Stock, par value $1.00 per share (the shares being offered are herein referred to as “Shares”), which is more fully described in that certain Offering Summary attached as Appendix A hereto (the “Offering Summary”). The undersigned further understands that the offering is being made without current registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States (“State Securities Laws”). Further, the offering is being made only to “accredited investors” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act) pursuant to the exemption from certain federal registration requirements as provided in Rule 506(c) of Regulation D promulgated under Securities Act.

1.          Subscription. The undersigned, desiring to purchase the dollar value of Shares within the price range as indicated on the signature page hereto, hereby irrevocably subscribes for Shares for the aggregate purchase price noted thereon, upon acceptance of this subscription agreement (this “Subscription Agreement”) by the Company. The undersigned acknowledges that the Shares will be subject to restrictions on transfer as set forth in this Subscription Agreement and the registration rights agreement set forth as Appendix B hereto (the “Registration Rights Agreement”). Upon acceptance of this Subscription Agreement by the Company, the undersigned shall be entitled to such rights and subject to such obligations as set forth in (i) the Registration Rights Agreement, and (ii) this Subscription Agreement. In addition to this Subscription Agreement, the undersigned shall execute a Joinder to the Registration Rights Agreement.

2.          Acceptance of Subscription; Issuance of the Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this Subscription Agreement, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned. Subscriptions need not be accepted in the order received, and the Shares may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of the Shares to such person would constitute a violation of any State Securities Laws.

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3.          Payment for the Shares; Escrow. Payment for the Shares from the undersigned shall be delivered to U.S. Bank, as escrow agent (the “Escrow Agent”), by personal check, cashier’s check, wire transfer of immediately available funds, or other means approved by the Company, in the amount set forth on the signature page hereto, for deposit in the Company’s escrow account until the conditions set forth in Section 6 below are satisfied. At such time as the conditions set forth in Section 6 are satisfied, this Subscription Agreement, if accepted by the Company, shall become effective and funds delivered to the Escrow Agent will be released to the Company. In the event that the conditions set forth in Section 6 are not satisfied or waived by December 31, 2015, the Escrow Agent shall promptly return the undersigned’s payment for the Shares subscribed for to the undersigned. For the avoidance of doubt, no interest shall be paid or accrue on any payment for Shares held by the Escrow Agent.

4.          Representations and Warranties of the Company. As of the date of acceptance of this Subscription Agreement, the Company represents and warrants that:

(a)         Except for Cornerstone Community Bank, a Tennessee-chartered commercial bank and wholly-owned subsidiary of the Company (the “Subsidiary”), neither the Company nor the Subsidiary owns or controls, directly or indirectly, any interest or investment in any corporation, partnership, association or other form of business entity.

(b)         The Company and the Subsidiary are corporations duly organized, validly existing and in good standing under the laws of the State of Tennessee. The Company and the Subsidiary are each qualified to do business as a foreign corporation in every jurisdiction in which qualification is so required. The Company and the Subsidiary each have the requisite corporate power and authority to own and operate their respective properties and assets and to carry on their respective businesses as presently conducted.

(c)         The Company has all requisite legal and corporate power and authority to enter into this Subscription Agreement, to sell the Shares, and to carry out and perform its other obligations under the terms of this Subscription Agreement. Neither the Company nor the Subsidiary is a party to, subject to or bound by any contract, law or order which would (A) conflict with or be breached or violated, or the obligations thereunder accelerated, increased, extinguished or terminated (whether or not with notice or lapse of time or both), by the execution, delivery or performance by the Company of this Subscription Agreement, or (B) prevent the carrying out of the transactions contemplated hereby. The Company’s execution of this Subscription Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any liens against the Company, the Subsidiary, or any of the properties or assets of either of them. None of the execution and delivery of this Subscription Agreement by the Company, the performance by the Company of its obligations hereunder, or the consummation by the Company of the transactions contemplated hereby will violate, conflict with or result in any breach of any provision of the Company’s amended and restated charter, as amended, amended and restated bylaws, as amended, or other organizational documents of the Company.

(d)         The authorized capital stock of the Company currently consists of (A) 20,000,000 shares of Common Stock, $1.00 par value per share, of which 6,637,941 shares are issued and outstanding, and (B) 2,000,000 shares of preferred stock, no par value per share, 600,000 shares of which are designated as the Series A Convertible Preferred Stock and 600,000 shares of which are issued and outstanding (the “Series A Preferred Stock”). There are 1,194,185 unexercised options to purchase shares of common stock outstanding. All issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued, and are fully paid and non-assessable.

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(e)          Following the consummation of the transactions contemplated by that certain Agreement and Plan of Merger dated December 5, 2014 (the “Merger Agreement,” and the transactions contemplated thereby, collectively, the “Merger”) among the Company, the Subsidiary, SmartFinancial, Inc., a Tennessee corporation (“SmartFinancial”), and SmartBank, a Tennessee corporation and wholly-owned bank subsidiary of SmartFinancial (“SmartBank”), which remain subject to shareholder and regulatory approval, among other conditions to closing set forth in Appendix E hereto, the Company will be authorized to issue 40,000,000 shares of common stock, $1.00 par value per share, and 2,000,000 shares of preferred stock, $1.00 par value per share. Further, in connection with the Merger, (A) the existing 6,637,941 shares of Company Common Stock outstanding will be automatically reclassified and changed via to a 4-to-1 reverse stock split into 1,659,486 shares of fully paid and non-assessable Common Stock (the “Reverse Stock Split”), (B) each share of SmartFinancial common stock issued and outstanding immediately prior to the effective time of the Merger (other than specified shares held by the Company or SmartFinancial and shares as to which the holder as has perfected his or her right to dissent from the Merger pursuant to Chapter 23 of the Tennessee Business Corporation Act) will be cancelled in exchange for the right to receive 4.20 shares (or 1.05 shares following the Reverse Stock Split, collectively, the “Exchange Ratio”) of the Company’s common stock, (C) each share of Series A Preferred Stock will be redeemed by the Company, and (D) 12,000 shares of issued and outstanding SmartFinancial Non-Cumulative Perpetual Preferred Stock, Series A (the “SmartFinancial SBLF Stock”) will be exchanged for 12,000 shares of the Company’s Non-Cumulative Perpetual Preferred Stock, Series B (the “Cornerstone SBLF Stock”), having equivalent rights, preferences, privileges and voting powers as the SmartFinancial SBLF Stock. Further, if the Merger is completed, each option to purchase shares of SmartFinancial common stock will be converted into an option to purchase a number of shares of Company Common Stock equal to the number of shares of SmartFinancial Common Stock previously subject to the option multiplied by the Exchange Ratio, and the per share exercise price of such option will become the per share exercise price of the option immediately prior to the Merger divided by the Exchange Ratio.

(f)          The Shares, when issued, delivered, and paid for in the manner set forth in this Subscription Agreement, will be duly authorized, validly issued and fully paid.

(g)          Upon the acceptance by the Company of this Subscription Agreement, all corporate action on the part of the Company and its directors, officers and shareholders necessary for (A) the authorization of this Subscription Agreement and the execution, delivery and performance by the Company of all its obligations under this Subscription Agreement and any document contemplated hereby, and (B) the authorization, issuance and delivery by the Company of the Shares has been taken. Upon the acceptance by the Company of this Subscription Agreement, this Subscription Agreement constitutes the valid and binding obligation of the Company and is enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(h)          Subject to the accuracy of the undersigned’s representations in Section 5 below, the offer, sale and issuance of the Shares subscribed for pursuant to the terms of this Subscription Agreement constitute transactions exempt from the registration requirements of the Securities Act. The Company makes no and expressly disclaims any representations or warranties related to any tax benefits or advantages intended to be obtained by any of the parties hereto in connection with the transactions contemplated herein.

(i)          Other than as set forth in the Registration Rights Agreement, the Company is not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued. To the Company’s knowledge, except as provided herein, no shareholder of the Company is a party to any agreement with respect to the voting of the Company’s securities.

(j)          Except for notice filings in accordance with the Securities Act and applicable State Securities Laws, no consent, approval, qualification, authorization, registration, designation, declaration or filing of or with any local, state or federal governmental authority on the part of the Company is required in connection with the valid execution, delivery or performance by the Company of this Subscription Agreement, or the offer, sale or issuance by the Company of the Shares, or the consummation by the Company of any transaction contemplated hereby.

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5.          Representations and Warranties of the Undersigned. The undersigned hereby represents, acknowledges, and warrants to and covenants with the Company as follows:

(a)          The undersigned has received the Registration Rights Agreement, and the undersigned is familiar with and understands the Registration Rights Agreement. Subject to and only after the Company’s acceptance of this Subscription Agreement, the undersigned agrees to be bound by the Registration Rights Agreement by executing a Joinder thereto.

(b)          The undersigned acknowledges that it shall be required to provide either (A) current financial and other information to the Company, Hovde Group, LLC, a broker-dealer registered with FINRIA, in its capacity as placement agent in connection with the offering (the “Placement Agent”), or affiliates or representatives of the Company or the Placement Agent, to enable the Company to determine whether the undersigned is qualified to purchase Shares, or (B) third-party verification of the foregoing, as described in Appendix C. The undersigned acknowledges that the undersigned has completed the Investor Qualification Statement contained in Appendix C and that the information contained therein is complete and accurate as of the date thereof. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an “accredited investor” is accurate and complete, and does not contain any misrepresentation or material omission.

(c)          The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Shares subscribed for, and to enter into this Subscription Agreement and the Registration Rights Agreement and to perform all the obligations required to be performed hereunder and thereunder.

(d)          The undersigned, in determining to purchase Shares, has relied solely upon the above-referenced documents, and has had the opportunity to consult with the undersigned’s own legal counsel, accountant, or other advisers as to the suitability of the purchase of Shares, including with respect to tax and other considerations relating to the purchase of Shares, and has been offered, during the course of discussions concerning the purchase of Shares, the opportunity to ask such questions regarding and inspect such documents concerning the Company and its business and affairs as the undersigned has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied. The undersigned confirms that it is not relying on any communication (written or oral) of the Company, the Placement Agent or any of their affiliates or representatives as investment advice or as a recommendation to purchase Shares. It is understood that information and explanations related to the terms and conditions of the Shares and the offering shall not be considered investment advice or a recommendation to purchase Shares, and that neither the Company, the Placement Agent, nor any of their affiliates or representatives is acting or has acted as an advisor to the undersigned in connection with the undersigned’s decision to invest in the Shares. The undersigned acknowledges that neither the Company, the Placement Agent, nor any of their affiliates or representatives have made any representation regarding the proper characterization of the Shares for purposes of determining the undersigned’s authority to invest in the Shares.

(e)          The Shares being acquired will be acquired for the undersigned’s own account without a view to public distribution or resale. The undersigned has no contract, undertaking, agreement, or arrangement to sell or otherwise transfer or dispose of any Shares or any portion thereof to any other person.

(f)          The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring Shares as a nominee or agent or otherwise for any other person.

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(g)          The undersigned (A) can bear the economic risk of the purchase of the Shares subscribed for, including the total loss of the undersigned’s investment, and (B) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares.

(h)          The undersigned understands (A) that some of the information provided to the undersigned is forward looking in nature and could be affected by known and unknown risks, uncertainties, and other factors that might materially alter the results suggested by this information and (B) that the undersigned has been made aware of several of these risks and understands that the Company’s performance might be materially different from what the forward looking information implies.

(i)          The undersigned understands that the Shares have not been registered under the Securities Act or State Securities Laws, are subject to substantial transfer restrictions under applicable law, and are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom; and the undersigned understands that, other than as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register any of the Shares. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Shares until such time as such time as (A) the Shares are registered pursuant to a registration statement under the Securities Act, or (B) the Shares may be resold in a transaction that is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws (including Rule 144 thereunder).

(j)          No federal or state agency, including the Commission or the securities commission or authorities of any state, has approved or disapproved the Shares, passed upon or endorsed the merits of the offering, or made any finding or determination as to the fairness of the Shares for public investment.

(k)          The Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state laws, and the Company, the Placement Agent, and their affiliates and representatives are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the suitability of the undersigned to acquire Shares.

(l)          The undersigned represents and acknowledges that an investment in the Shares involves a high degree of risk and should be regarded as highly speculative.

(m)          The undersigned confirms that neither the Company, the Placement Agent, nor their affiliates or representatives have (A) given any guarantee or representation as to the potential success, return, effect, or benefit (either legal, tax, financial, accounting, or otherwise) of an investment in the Shares, or (B) made any representation to the undersigned regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase Shares, the undersigned is not relying on the advice or recommendations of the Company, the Placement Agent, or their affiliates or representatives, and the undersigned has made its own independent decision that the investment in the Shares is suitable and appropriate for the undersigned.

(n)          The undersigned has such knowledge, skill, and experience in business, financial, and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares. The undersigned has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition, and the undersigned is able to bear the risks associated with an investment in the Shares.

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(o)          The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Securities Act and all applicable State Securities Laws, or in a transaction that is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the Shares will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its transfer agent shall not be required to give effect to any purported transfer of such Shares except upon compliance with the foregoing restrictions.

6.          Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Shares specified on the signature page hereto and of the Company to sell such Shares are subject to the satisfaction simultaneously at the closing at the purchase and sale of such Shares of the following conditions precedent:

(a)          the representations and warranties of the Company contained in Section 4 hereof and of the undersigned contained in Section 5 hereof shall be true and correct as of the closing in all material respects with the same effect as though such representations and warranties had been made as of the closing; and

(b)          all of the conditions set forth in the Merger Agreement, a summary of which such conditions is set forth Appendix E hereto, shall be or have been satisfied or waived prior to December 31, 2015.

7.          Legend. The Shares sold pursuant to this Subscription Agreement will bear a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

8.          Waiver; Amendment. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged, or terminated, and no provision of this Subscription Agreement may be waived, except by an instrument in writing signed by the party against whom the modification, change, discharge, termination, or waiver is sought.

9.          Assignability. Neither this Subscription Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party. The terms and conditions of this Subscription Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties.

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10.         Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

11.         Submission to Jurisdiction. With respect to any suit, action, or proceeding relating to any offers, purchases, or sales of the Shares, the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in Hamilton County, Tennessee, which submission shall be exclusive. The undersigned hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Subscription Agreement or the subject matter hereof may not be enforced in or by such court.

12.         Governing Law. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

13.         Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

14.         Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Subscription Agreement may be executed by facsimile signatures each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.         Entire Agreement. This Subscription Agreement (including the Appendices hereto) and the Registration Rights Agreement entered into among the undersigned, the Company and other purchasers of Shares constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

16.         Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Subscription Agreement, upon any breach or default of any other party under this Subscription Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Subscription Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

17.         Severability. In case any one or more of the provisions contained in this Subscription Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Subscription Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

18.         Third Party Beneficiary. The Placement Agent shall be an express third party beneficiary of the representations and warranties of the undersigned set forth in Section 5 herein.

[signature page follows]

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Individual Signature Page

By executing this Signature Page, the undersigned hereby executes, adopts, and agrees to be bound by the terms of this Subscription Agreement.

SubSCRIBER information

Date:

Signature of Individual Investor

Estimated Price Range:

$3.75 - $3.85*
Print Name of Individual Investor
Payment Tendered:

$ _________________
Social Security Number

Form of Payment:

☐ Bank Check	Mailing Address City State Zip Code

☐ Personal Check

☐ Wire Transfer	Home Telephone Number Business Telephone Number E-mail

Current State of Residence: ___________________________________________________________________

*          Subscribers are subscribing for a specific dollar amount of Shares within the above mentioned price range, and the final price per share and number of Shares will be determined at the closing of the offering.

(Signature Page to Subscription Agreement)

Entity Signature Page

By executing this Signature Page, the undersigned hereby executes, adopts, and agrees to be bound by the terms of this Subscription Agreement.

SubSCRIBER information

Date:

(Print Name of Entity)

Estimated Price Range:	By:
Signature
$3.75 - $3.85*

Print Name

Payment Tendered:	Title

$______________

Form of Payment:	Tax ID Number under which the Shares will be registered

☐ Bank Check

☐ Personal Check	Mailing Address City State Zip Code

☐ Wire Transfer
Telephone Number E-mail

Current State of FORMATION: __________________________________________________________________

*          Subscribers are subscribing for a specific dollar amount of Shares within the above mentioned price range, and the final price per share and number of Shares will be determined at the closing of the offering.

(Signature Page to Subscription Agreement)

ACCEPTANCE OF SUBSCRIPTION

The subscription of __________________________________________ for ___________ Shares is hereby accepted by the Company this the ______ day of __________________, 2015.

CORNERSTONE BANCSHARES, INC.

By:
Name:
Its:

(Signature Page to Subscription Agreement)

Appendix a

offering summary

Issuer:	Cornerstone Bancshares, Inc., a Tennessee corporation (the “Company”).

Closing:	In proximity with the closing of the transactions (the “Merger”) contemplated in the Agreement and Plan of Merger dated December 5, 2014 by and among SmartFinancial, Inc., a Tennessee Corporation (“SmartFinancial”), the Company, and the other parties thereto (the “Merger Agreement”), pursuant to which, among other things, SmartFinancial will merge with and into the Company and the Company will change its name to “SmartFinancial, Inc.” as the surviving corporation.

Offering Size:	Up to $15,000,000, representing up to 4,000,000 shares of Common Stock of the Company (“Shares”). Subscribers are subscribing for a specific dollar amount of Shares within the above mentioned price range, and the final price per share and number of Shares will be determined at the closing of the offering.

Offering Price:	$3.75 to $3.85 per Share, or $15.00 to $15.40 per Share following the consummation of a 4-to-1 reverse stock split anticipated in connection with the closing of the Merger. Payment for the Shares shall be made to U.S. Bank, as escrow agent (the “Escrow Agent”), for deposit in the Company’s escrow account until the conditions set forth in Section 6 of the Subscription Agreement are satisfied. At such time as the conditions set forth in Section 6 of the Subscription Agreement are satisfied, the Subscription Agreement, if accepted by the Company, shall become effective and funds delivered to the Escrow Agent will be released to the Company. In the event that the conditions set forth in Section 6 of the Subscription Agreement are not satisfied or waived by December 31, 2015, the Escrow Agent will promptly return payments for the Shares. For the avoidance of doubt, no interest shall accrue on any payment for the Shares.

Commissions:	Hovde Group, LLC, a broker-dealer registered with FINRA (the “Placement Agent”), has been engaged to act as a placement agent to the Company in connection with certain purchasers in this offering. Pursuant to the terms of engagement, the Placement Agent will receive consideration from the Company, including a 6% placement fee of the total offering proceeds, excluding sales to investors that are directors, officers or existing shareholders of the Company and/or its subsidiary, Cornerstone Community Bank, or SmartFinancial and/or its subsidiary, SmartBank (collectively, “Smart,” and such investors, the “Insiders”), or which are individual investors identified or contacted by the Company or Smart, with respect to whom the Company shall pay the Placement Agent a reduced placement fee in connection with the offering. In addition to the fees payable to the Placement Agent, the Company will from time to time reimburse the Placement Agent for all reasonable travel, legal and other out of pocket expenses incurred by Placement Agent in performing its services.

Use of Proceeds:	If the offering is fully subscribed, we expect that the net proceeds of the offering will be approximately $14,400,000, depending on the amount of the actual expenses incurred. We intend to use such proceeds primarily to retire the outstanding Series A Convertible Preferred Stock of the Company and for general corporate purposes.

Restriction on Resale:	Shares purchased in this offering will be “restricted securities” within the meaning of Rule 144 under the Securities Act and can be resold only after compliance with the requirements of that rule including a holding period of six (6) months after purchase.

Appendix A Offering Summary Page 1

Regulatory Limitation:	The Company will not issue Shares in the offering to any person who, in the Company’s opinion, would be required to obtain prior clearance or approval from any state of federal authority to own or control such Shares if such clearance or approval has not been received prior to the termination of the offering

Directors and Executive Officers:	We anticipate that some but not all directors and executive officers of the Company and SmartFinancial will invest in the offering, but presently do not know how many Shares they intend to purchase.

No Board Recommendation:	Any investment in the Shares must be made pursuant to your evaluation of your best interests. Accordingly, neither the Company nor the board of directors or any officers of the Company makes any recommendation to you regarding whether you should purchase Shares.

Registration Rights:	Subject to certain limitations set forth in the Registration Rights Agreement, as soon as practicable, the Company will agree to prepare and file a registration statement with respect to the Shares, and use its best efforts to cause such registration statement to become effective under the Securities Act within ninety (90) days after the effective date of all of the Subscription Agreements and, thereafter, keep such registration statement effective until the earlier of (i) six (6) months following the effective date of all Subscription Agreements or (ii) when all Shares are resold pursuant to such registration statement. Following the earlier of (x) six (6) months following the effective date of all Subscription Agreements, or (y) when all of the Shares are resold pursuant to such registration statement, the Company may, in its sole discretion, elect to deregister all of the Shares covered by such registration statement.

Offering and Investment Procedures:	Each investor must execute a Subscription Agreement, which will include representations and warranties to establish the investor’s eligibility to participate in the offering. The Company may refuse to accept a Subscription Agreement from any prospective purchaser for any reason. Accordingly, a subscription is subject to acceptance by the Company, in whole or in part, in its whole discretion.

Questions on Offering and Subscription Procedures:	You should direct all questions concerning the offering and the procedures for subscribing for Shares to Frank Hughes with the Company at (423) 385-3009.

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Appendix A Offering Summary Page 2

APPENDIX B

REGISTRATION RIGHTS AGREEMENT

See attached.

Appendix B Registration Rights Agreement Page 1

Appendix C

INVESTOR QUALIFICATION STATEMENT

GENERAL INSTRUCTIONS

Complete the attached Investor Qualification Statement as follows:

A.	Part I (Accredited Investor). All subscribers must complete part (a) and comply with part (b) of Part I.

B.	Part II (Regulation D Matters). A subscriber who is an accredited investor and is a natural person (i.e., an individual) must complete (a) and (b) of Part II. A subscriber who is an accredited investor and is not a natural person (e.g., a corporation, partnership, limited liability company or other entity) must complete (c) and (d) of Part II and, if the subscriber has marked any of lines (c)(8)(C), (c)(12) or (d)(2), comply with (e) of Part II.

C.	Part III (Miscellaneous Matters). All subscribers must mark each question as either “True” or “False” as the case may be.

D.	Part IV (Suitability Matters). All subscribers must mark each question as either “True” or “False” as the case may be.

E.	All subscribers must sign below.

subscribers who are natural persons:

Subscriber’s Name:
Print or Type

Subscriber’s Signature:
Signature

Subscriber’s Social Security Number:_______________________

subscribers who are not natural persons:

Subscriber’s Name:
Print or Type

By:
Signature of Authorized Representative

Name:
Print or Type Name of Authorized Representative

Title:
Title of Authorized Representative

Subscriber’s Tax Identification Number: _______________________

Appendix C

Investor Qualification Statement

INVESTOR QUALIFICATION STATEMENT

part i.            accredited investor status

(a)	I am an “accredited investor” pursuant to Regulation D promulgated under the Securities Act.

_________ True                _________ False

(b)	Back-up Documentation and Certification. If you are a natural person, please provide copies of the following relevant documents:

(1)	Income: If you are basing accredited investor status on income, please provide any Internal Revenue Service form that reports your income for the two most recent years (including, but not limited to, Form W-2, Form 1099, Schedule K-1 to Form 1065, and Form 1040); your signature on this Investor Qualification Statement constitutes your written representation that you have a reasonable expectation of reaching the income level necessary to qualify as an accredited investor during the current year;

(2)	Net Worth: If you are basing accredited investor status on net worth, please provide one or more of the following types of documentation dated within the prior three months, and your signature on this Investor Qualification Statement constitutes your written representation that all liabilities necessary to make a determination of net worth have been disclosed:

With respect to assets: Bank statements, brokerage statements and other statements of securities holdings, certificates of deposit, tax assessments, and appraisal reports issued by independent third parties; and

With respect to liabilities: A consumer report from at least one of the nationwide consumer reporting agencies; or

(3)	Third-party Verification: Please provide a written confirmation in the form of Appendix D hereto from one of the following persons or entities that such person or entity has taken reasonable steps to verify that you are an accredited investor within the prior three months and has determined that you are an accredited investor:

•	A registered broker-dealer;
•	An investment adviser registered with the Securities and Exchange Commission;
•	A licensed attorney who is in good standing under the laws of the jurisdictions in which he or she is admitted to practice law; or
•	A certified public accountant who is duly registered and in good standing under the laws of the place of his or her residence or principal office.

part ii.         regulation d matters

(a)          If the subscriber is a natural person (i.e., an individual), please indicate with an “X” the manner in which the subscriber qualifies as an “accredited investor” pursuant to Regulation D promulgated under the Securities Act:

☐	(1)	a natural person whose individual net worth (or joint net worth with such person’s spouse) exceeds $1,000,000 (excluding in such calculation the value of such person’s primary residence and the related amount of indebtedness secured by the primary residence up to its fair market value and including in such calculation, if applicable, the related amount of indebtedness secured by the primary residence that exceeds its fair market value);

Appendix C

Investor Qualification Statement

☐	(2)	a natural person who had an individual income[1] in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year or who had joint income[2] in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year; or

☐	(3)	a director, manager, or executive officer of the Company.

1 For purposes of this item, “individual income” means adjusted gross income as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under § 103 of the Internal Revenue Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under § 611 et seq. of the Internal Revenue Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of § 1202 of the Internal Revenue Code prior to its repeal by the Tax Reform Act of 1986.

2 For purposes of this item, “joint income” means adjusted gross income as reported for federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under § 103 of the Internal Revenue Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under § 611 et seq. of the Internal Revenue Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of § 1202 of the Internal Revenue Code prior to its repeal by the Tax Reform Act of 1986.

Appendix C

Investor Qualification Statement

(b)          If the subscriber is a natural person (i.e., an individual), please answer Questions 1-2 of this subparagraph (b).

(1)	Occupation of subscriber:

(2)	Name of employer:

(c)          If the subscriber is not a natural person (e.g., the subscriber is a corporation, partnership, limited liability company or other entity), please indicate with an “X” the manner in which the subscriber qualifies as an “accredited investor” pursuant to Regulation D promulgated under the Securities Act:

☐	(1)	a bank as defined in § 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in § 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

☐	(2)	a broker or dealer registered pursuant to § 15 of the Securities Exchange Act of 1934, as amended;

☐	(3)	an insurance company as defined in § 2(13) of the Securities Act;

☐	(4)	an investment company registered under the Investment Company Act of 1940, as amended;

☐	(5)	a business development company as defined in § 2(a)(48) of the Investment Company Act of 1940, as amended;

☐	(6)	a Small Business Investment Company licensed by the U.S. Small Business Administration under § 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐	(7)	a plan established and maintained by a state or its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	(8)	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if either:

☐	(A)	the investment decision is made by a plan fiduciary, as defined in § 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser;

☐	(B)	the employee benefit plan has total assets in excess of $5,000,000; or

☐	(C)	such plan is a self-directed plan with investment decisions made solely by persons that are “accredited investors”;

☐	(9)	a private business development company as defined in § 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐	(10)	one of the following entities which was not formed for the specific purpose of making an investment in the Company and which has total assets in excess of $5,000,000:

☐	(A)	an organization described in § 501(c)(3) of the Internal Revenue Code;

Appendix C

Investor Qualification Statement

☐	(B)	a corporation or partnership; or

☐	(C)	a Massachusetts or similar business trust;

☐	(11)	a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, whose purchase of the Shares offered is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

☐	(12)	an entity in which all of the equity owners are “accredited investors.”

(d)          If the subscriber is not a natural person (e.g., the subscriber is a corporation, partnership, limited liability company or other entity), please mark either (1) or (2), as applicable, of this subparagraph (d) with an “X.”

☐	(1)	the subscriber was not organized or reorganized for the purpose of acquiring the Shares; or

☐	(2)	if the subscriber was organized or reorganized for the purpose of acquiring the Shares, the number of shareholders, partners, members or other owners, direct or indirect, of the subscriber is ___________________, and all such shareholders, partners, members or other owners are “accredited investors.”[3]

(e)          If the subscriber is an accredited investor for the reason described in (c)(8)(C) above, a separate Investor Qualification Statement must be submitted for each person making investment decisions for the subscriber. If the subscriber is an accredited investor for the reason described in (c)(12) above, a separate Investor Qualification Statement must be submitted for each shareholder, partner, member or other owner of the subscriber. If the subscriber is described in (d)(2) above, a separate Investor Qualification Statement must be submitted for each direct or indirect shareholder, partner, member or other owner of the subscriber.

3 For this calculation, if an entity was organized or reorganized for the purpose of investing in the subscriber, each of such entity’s investors must be treated as an indirect investor in the subscriber.

In addition, if one of the entity’s investors is another entity (the “Higher-Tier Entity”) which was organized or reorganized for the purpose of participating in the investment, each of the Higher-Tier Entity’s investors must be treated as an indirect investor in the subscriber and, therefore, included in the blank above. This rule must be applied again until an individual or entity which was not so formed is reached.

For example, assume that: (i) the subscriber is a partnership that was organized or reorganized for the purpose of investing in the Company; (ii) the subscriber partnership has three partners, one of whom is a long-standing corporation, one of whom is an individual and one of whom is a corporation (“NewCo”) formed for the purpose of investing in the subscriber partnership; and (iii) NewCo has three shareholders. In this example, the answer called for in (d)(2) above would be 5.

If one of NewCo’s shareholders is an entity that was organized or reorganized for the purpose of investing in NewCo, the rule set forth above would be applied again until an individual or an entity which was not so formed is reached.

Appendix C

Investor Qualification Statement

part iii.         miscellaneous matters

(a)          No part of the funds used by the subscriber to acquire Shares constitutes assets of any “employee benefit plan” within the meaning of § 3(3) of ERISA or other “benefit plan investor” (as defined in U.S. Department of Labor Regulations §§ 2510.3-101 et seq., as amended) or assets allocated to any insurance company separate account or general account in which any such employee benefit plan or benefit plan investor (or related trust) has any interest.

True	_________ False

(b)           The subscriber is (please check and complete the applicable description):

☐	an individual, who is a citizen of __________________________; or

☐	a __________________________ duly formed and validly existing under the laws of __________________________.

part iv.         suitability matters

Please check yes (“true”) or no (“false”) for each of the additional questions below related to your knowledge and experience, financial condition and tax bracket, ability to bear the risks associated with this investment, and investment goals.

Yes/True	No/False

☐	☐	My proposed investment in these securities will not exceed 20% of my net worth, excluding my residence and its furnishings and my automobiles.

☐	☐	I have made one or more investments in non-publicly-traded securities within the past five years.

☐	☐	My purchase of these securities is in accordance with my investment goals and objectives, which investment goals and objectives include assuming a degree of risk in connection with investments in start-up companies or companies with little operating history.

My marginal federal income tax rate (the highest rate at which any of my income is taxed) for my most recently filed federal income tax return was (check each one that applies):

☐	☐	(1) 33% or higher.

☐	☐	(2) 28% or higher.

The subscriber hereby represents and warrants that all of the answers, statements and information set forth in Parts I, II, III and IV of this Investor Qualification Statement are true and correct on the date hereof and will be true and correct as of the date, if any, that the Subscription Agreement to which this Investor Qualification Statement is attached is accepted by the Company. The subscriber hereby agrees to provide such additional information as requested by the Company.

Appendix C

Investor Qualification Statement

Appendix D

Third-Party Accredited Investor Verification Letter

____________________________ (the “Investor”) has asked this firm to deliver to Cornerstone Bancshares, Inc. (the “Company”) this verification letter (the “Verification Letter”) to assist the Company in verifying whether the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (an “Accredited Investor”).

I confirm that I am authorized to sign this Verification Letter on behalf of my firm and that I am, or, as applicable, my firm is (check one):

☐	A certified public accountant duly registered and in good standing under the laws of the place of my residence or principal office.

☐	A licensed attorney in good standing under the laws of each jurisdiction in which I am admitted to practice law.

☐	A broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

☐	An investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.

In providing this Verification Letter, we are relying without independent verification on the accuracy and completeness of the Supporting Documents (defined below) and the Back-up Certificate (attached hereto), each as delivered to us by the Investor. While we are not aware of any facts that would lead us to believe that either the Supporting Documents or the Back-up Certificate are incomplete or inaccurate, we make no affirmative representation as to their completeness or accuracy.

Subject to the preceding paragraph, and based only on our review of the Supporting Documents and the Back-up Certificate, we confirm that the Investor (check at least one):

☐	Had individual annual income in excess of $200,000, or joint annual income together with his or her spouse in excess of $300,000, in each of the two most recent years for which the Investor has filed U.S. federal income tax returns.

☐	Has an individual net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. For purposes of this Verification Letter, “net worth” means total assets (excluding the Investor's primary residence) at fair market value less total liabilities. In calculating total liabilities, debt secured by the primary residence is included only to the extent that it (a) exceeds the fair market value of the residence or (b) was incurred during the last 60 days (unless incurred to acquire the residence).

Appendix D

Third-Party Verification Letter

In support of this Verification Letter, we have received from the Investor and reviewed originals or copies of (the “Supporting Documents”) (check all that apply):

☐	Form W-2’s issued to the Investor and, as applicable, his or her spouse for each of the two most recent years for which the Investor has filed U.S. federal income tax returns.

☐	Form 1040’s filed by the Investor and, as applicable, his or her spouse with the Internal Revenue Service for each of the two most recent years for which the Investor has filed U.S. federal income tax returns.

☐	Form 1099’s issued to the Investor and, as applicable, his or her spouse for each of the two most recent years for which the Investor has filed U.S. federal income tax returns.

☐	Schedule K-1’s to Form 1065 issued to the Investor and, as applicable, his or her spouse for each of the two most recent years for which the Investor has filed U.S. federal income tax returns.

☐	Other documents filed by the Investor and, as applicable, his or her spouse with the Internal Revenue Service (describe):

☐	Bank statements, brokerage statements and other statements of securities holdings, certificates of deposit, tax assessments, or appraisal reports issued by independent third parties to the Investor and, as applicable, his or her spouse, in each case dated within three months of the date below.

☐	A consumer credit report for each of the Investor and, as applicable, his or her spouse, from at least one of the nationwide consumer reporting agencies dated within three months of the date below.

☐	Other documents (describe):

Appendix D

Third-Party Verification Letter

We consent to the Company’s reliance on this Verification Letter in connection with a potential investment by the Investor in an offering of the Company’s securities (the “Offering”). However, we assume no liabilities or obligations in connection with the Company’s determination of whether the Investor is an Accredited Investor.

This Verification Letter speaks only as of the date below. We expressly disclaim any obligation to update the contents of this Verification Letter.

We are delivering this Verification Letter to the Company in connection with the Offering. This Verification Letter may not be relied upon by the Company, or by any other person, for any other purpose.

Firm name:

Signature:

Name:

Title:

Date:

Appendix D

Third-Party Verification Letter

Appendix E

Conditions to Consummation of the Merger

The respective obligations of the Company, the Subsidiary, SmartFinancial and SmartBank to consummate the Merger are subject to the satisfaction or, to the extent permissible, waiver of certain conditions, including:

•	the approval of the Merger Agreement by SmartFinancial’s shareholders;

•	the approval of the Merger Agreement by the Company’s shareholders;

•	the receipt of all required consents and approvals of governmental authorities (including the Federal Reserve and the Tennessee Department of Financial Institutions), without the imposition of any non-standard condition or restriction which the Company or SmartFinancial board of directors determines would materially reduce the benefits of the merger, and the expiration of all statutory waiting periods;

•	the absence of any order, decree, or injunction of any governmental authority enjoining or prohibiting the merger, and the absence of any law prohibiting or making illegal the consummation of the Merger;

•	the effectiveness of the joint proxy statement/prospectus of SmartFinancial and the Company for the registration of the shares to be issued under the Merger Agreement on Form S-4 under the Securities Act and the absence of any stop order suspending its effectiveness or any proceeding to suspend its effectiveness, and the filing and receipt of all necessary registrations, consents, approvals and notices under state securities laws;

•	holders of not more than 7% of SmartFinancial’s outstanding common stock and the Company’s outstanding common stock, taken together in the aggregate, having perfected their rights to dissent from the merger under the Tennessee Business Corporation Act;

•	the approval by the Company’s shareholders of the authorized stock amendment proposal to increase the Company’s authorized shares of common stock from 20,000,000 to 40,000,000 and the filing of such with the Tennessee Secretary of State;

•	the redemption, or completion of any action necessary for the redemption, by the Company of the issued and outstanding shares of its Series A Preferred Stock;

•	the completion by SmartFinancial and the Company of all actions necessary to provide for, and the receipt of all consents and approvals required for, the exchange of the issued and outstanding shares of the SmartFinancial SBLF stock for shares of the Cornerstone SBLF sock, in accordance with SmartFinancial’s governing documents, the terms of the SBLF agreement with the U.S. Treasury, and the terms of any other agreements pursuant to which the SmartFinancial SBLF stock was issued or required to be entered into to effect such exchange;

Appendix E

Merger Closing Conditions

•	the completion by the Company and the Subsidiary of such financing transactions necessary to supplement capital in order to obtain all required consents and approvals of governmental authorities (for purposes of the Merger Agreement, “financing transaction” means (i) an offer and sale by the Company of shares of the Company’s common stock having a market value up to $15,000,000, on terms set forth in the Merger Agreement and on such other terms as mutually acceptable to the parties, and/or (ii) the incurrence by the Company of indebtedness in the form of one or more holding company loans on mutually acceptable terms to the parties, in either case to facilitate the transactions contemplated by the Merger Agreement);

•	the execution of an employment agreement by and among the surviving corporation of the Merger, SmartBank, and William (Billy) Y. Carroll, Jr., providing for his employment as president and chief executive officer of the surviving corporation and SmartBank for three years after the effective time of the Merger Agreement; and

•	the execution of an employment agreement by and between SmartBank and William (Bill) Carroll, Sr., providing for his employment as director of business development of SmartBank after the effective time of the Merger Agreement.

The respective obligations of SmartFinancial and SmartBank to consummate the merger is also subject to the satisfaction or, to the extent permissible, waiver of certain additional conditions, including:

•	the accuracy of the representations and warranties of the Company and the Subsidiary in the Merger Agreement, both as of the date of the Merger Agreement and as of the date of the closing of the transactions provided for by the Merger Agreement, subject to the materiality standards provided for in the Merger Agreement;

•	The Company’s and the Subsidiary’s performance of and compliance with, in all material respects, their obligations and covenants under the Merger Agreement;

•	The Company having not suffered a material adverse effect since June 30, 2014;

•	SmartFinancial’s and SmartBank’s receipt of a certificate, dated as of the date of the closing of the transactions provided for by the Merger Agreement, signed by the chief executive officer and chief financial officer of the Company and the Subsidiary to the effect that the three conditions described immediately above have been satisfied;

•	the receipt by the Company and the Subsidiary of all consents, approvals, and waivers required to be obtained by the Company and the Subsidiary in connection with the consummation of the transactions contemplated by the Merger Agreement;

•	the receipt by SmartFinancial from its legal counsel of an opinion stating that the merger will qualify as “reorganization” within the meaning of Section 368(a) of Chapter 26 of the United States Code;

•	the delivery by the Company to an exchange agent of a certificate or certificates, or evidence of shares in book entry form, representing the number of shares of the Company’s stock to be issued to holders of SmartFinancial stock in connection with the Merger;

•	the receipt by SmartFinancial and SmartBank of evidence of (i) the filing of the authorized stock amendment providing for the increase of the Company’s authorized shares from 20,000,000 to 40,0000 and the Series A redemption amendment providing for the Company’s redemption of its Series A Preferred Stock with the Tennessee Secretary of State, and (ii) the filing of the reverse stock split amendment providing for the 4-to-1 reverse stock split of the Company’s common stock with the Tennessee Secretary of State;

Appendix E

Merger Closing Conditions

•	the approval of a second amended and restated charter of the Company by the Company’s shareholders to, among other things, consolidate the foregoing amendments into a single instrument, as appropriate, change the name of the surviving corporation to “SmartFinancial, Inc., ”change the surviving corporation’s principal address to 5401 Kingston Pike, Suite 600, Knoxville, Tennessee 37919, and determine the preferences, limitations and relative rights of the Cornerstone SBLF stock exchanged for the SmartFinancial SBLF stock in connection with the Merger Agreement and the filing of such with the Tennessee Secretary of State;

•	the approval of second amended and restated bylaws of the Company;

•	the delivery of a written resignation by each member of the Company’s board of directors not identified as a member of the post-Merger board of directors, with such resignation to be effective as of the effective time of the Merger; and

•	the adoption by the Company’s board of directors of the Company’s 2015 Stock Incentive Plan and the approval of such by its shareholders.

The respective obligations of the Company and the Subsidiary to consummate the Merger are also subject to the satisfaction or, to the extent permissible, waiver of certain additional conditions, including:

•	the accuracy of the representations and warranties of SmartFinancial and SmartBank in the Merger Agreement, both as of the date of the Merger agreement and as of the date of the closing of the transactions provided for by the Merger Agreement, subject to the materiality standards provided for in the Merger Agreement;

•	SmartFinancial’s and SmartBank’s performance of and compliance with, in all material respects, their obligations and covenants under the Merger Agreement;

•	SmartFinancial having not suffered a material adverse effect since June 30, 2014; and

•	the receipt by the Company and the Subsidiary of a certificate, dated as of the date of the closing of the transactions provided for by the Merger Agreement, signed by the chief executive officer and chief financial officer of each of SmartFinancial and SmartBank to the effect that the three conditions described immediately above have been satisfied;

•	the receipt by SmartFinancial and SmartBank of all consents, approvals, and waivers required to be obtained by SmartFinancial and SmartBank in connection with the consummation of the transactions contemplated by the Merger Agreement; and

•	the receipt by the Company from its legal counsel of an opinion stating that the merger will qualify as “reorganization” within the meaning of Section 368(a) of Chapter 26 of the United States Code.

Appendix E

Merger Closing Conditions